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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                  OF THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): January 19, 1996
                                                        ----------------
                            FIRST BANK SYSTEM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     1-6880                41-0255900
         --------                     ------                ----------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)

601 Second Avenue South, Minneapolis, Minnesota                 55402
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    (Address of principal executive officers)                 (Zip Code)

       Registrant's telephone number, including area code:  612-973-1111
                                                            ------------
                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         The previously announced capital management program as described in
         First Bank System's Form 8-K dated December 13, 1995 has changed. In order that the proposed First Bank System, Inc./First Interstate merger be accounted for as a pooling of interests, the Staff of the Securities and Exchange Commission believes that generally accepted accounting principles require First Bank System to suspend its ongoing repurchase program for two years following consummation of such proposed merger, except for shares reacquired for issuance in connection with stock options and other compensation plans and purchase business combinations.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST BANK SYSTEM, INC.



                                  By /s/ DAVID J. PARRIN
                                     ----------------------------------
                                     David J. Parrin
                                     Senior Vice President & Controller

Date: January 19, 1996
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